SUPPLEMENT DATED APRIL 23, 2010 TO

                     THE PROSPECTUS DATED DECEMBER 10, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 649


      BNY Mellon Brazil, Russia, India and China (BRIC) Portfolio, Series 8
                               File No. 333-163268

   Notwithstanding anything to the contrary in the Prospectus, shares of Vimpel-Communications have been removed from the Trust's portfolio for certain reasons set forth under "Changing Your Portfolio" in the Prospectus.

   The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.

                        Please keep for future reference.